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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 8, 2002
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                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

             Delaware                                 13-0853260
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   (State or Other Jurisdiction                    (I.R.S.  Employer
         of Incorporation)                      Identification Number)

          115 River Road
       Edgewater, New Jersey                             07020
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       (Address of Principal                          (Zip Code)
        Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                               -------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         During a conference call with management of Hanover Direct, Inc. (the "Company") to review the Fiscal 2002 third quarter and year-to-date operating results held on Friday, November 8, 2002 at 10 a.m. Eastern Time, Edward M. Lambert, the Company's Executive Vice President and Chief Financial Officer, provided a change to previous guidance given by the Company regarding the anticipated level of its EBITDA and sales for its 2002 fiscal year to $7 million in EBITDA and $450 million in sales.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HANOVER DIRECT, INC.
                                     --------------------------------------
                                                (Registrant)

November 8, 2002                     By:    /s/ Edward M. Lambert
                                     --------------------------------------
                                     Name:  Edward M. Lambert
                                     Title: Executive Vice President and
                                               Chief Financial Officer